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                                  OPTIONS PLUS

                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                 PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT



                        SUPPLEMENT DATED OCTOBER 31, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000


         This supplement describes certain changes to your variable life insurance policy (the "Policy") issued by Provident Mutual Life Insurance Company ("PMLIC"). THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


         Please replace the fourth full paragraph on page 6 of your prospectus under "Charges Assessed Under the Policy" in the SUMMARY OF THE POLICY section with the following:

         Daily Charges Against the Subaccounts. PMLIC imposes a daily charge for PMLIC's assumption of certain mortality and expense risks in connection with the Policy at an annual rate which is currently 0.75% of the average daily net assets of the Subaccounts. Effective January 1, 2001, we are reducing this charge to an annual rate which is 0.65% of the average daily net assets of the Subaccounts. This charge may be increased in the future but it will not exceed an annual rate of 0.90%. (See "Mortality and Expense Risk Charges".)


         Please replace the third full paragraph on page 25 of your prospectus under "Loan Privileges" in the DETAILED DESCRIPTION OF POLICY PROVISIONS section with the following:

         Interest Credited to Loan Account. As long as the Policy is in force, PMLIC credits the amount in the Loan Account with interest at effective annual rates PMLIC determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. PMLIC currently credits 4.5% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax adviser with respect to these consequences.
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         Please replace the first paragraph of the "Mortality and Expense Risk
Charge" provision in the CHARGES AND DEDUCTIONS section on page 33 of your prospectus with the following:

         A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge is currently deducted at an annual rate of 0.75% (or a daily rate of .002055%) of the average daily net assets of each Subaccount. Effective January 1, 2001, this charge will be reduced to an annual rate of 0.65% (or a daily rate of .0017808%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.